Quarterly Holdings Report
for
Fidelity® Multi-Asset Index Fund
May 31, 2025
IDV-NPRT1-0725
1.816010.120
Bond Funds - 15.0%
	Shares	Value ($)
Fidelity International Bond Index Fund (a)	27,005,954	252,505,669
Fidelity Long-Term Treasury Bond Index Fund (a)	46,699,213	424,495,849
Fidelity U.S. Bond Index Fund (a)	57,690,114	594,785,078
TOTAL BOND FUNDS (Cost $1,465,169,403)		1,271,786,596

Domestic Equity Funds - 51.1%
	Shares	Value ($)
Fidelity 500 Index Fund (a)	16,988,915	3,493,770,463
Fidelity Extended Market Index Fund (a)	9,688,246	853,243,785
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,099,836,019)		4,347,014,248

International Equity Funds - 33.9%
	Shares	Value ($)
Fidelity Emerging Markets Index Fund (a)	74,182,578	843,455,914
Fidelity International Index Fund (a)	36,475,598	2,040,080,197
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,098,934,402)		2,883,536,111

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,663,939,824)	8,502,336,955
NET OTHER ASSETS (LIABILITIES) - 0.0%	(557,475)
NET ASSETS - 100.0%	8,501,779,480

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity 500 Index Fund	3,493,094,226	187,194,099	166,542,369	10,212,987	(971,042)	(19,004,451)	3,493,770,463	16,988,915
Fidelity Emerging Markets Index Fund	837,305,683	14,518,209	54,660,009	-	(6,132,118)	52,424,149	843,455,914	74,182,578
Fidelity Extended Market Index Fund	850,402,135	55,153,978	37,398,891	-	(1,251,164)	(13,662,273)	853,243,785	9,688,246
Fidelity International Bond Index Fund	252,083,640	11,353,946	10,592,857	1,759,051	(104,736)	(234,324)	252,505,669	27,005,954
Fidelity International Index Fund	2,024,564,172	30,706,509	183,911,865	-	24,100,860	144,620,521	2,040,080,197	36,475,598
Fidelity Long-Term Treasury Bond Index Fund	423,721,615	44,211,320	19,606,904	3,925,030	(9,428,557)	(14,401,625)	424,495,849	46,699,213
Fidelity U.S. Bond Index Fund	590,299,462	42,784,507	31,072,472	5,173,287	(1,873,215)	(5,353,204)	594,785,078	57,690,114
	8,471,470,933	385,922,568	503,785,367	21,070,355	4,340,028	144,388,793	8,502,336,955

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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